Merrill Lynch                                  TERM LOAN AND SECURITY AGREEMENT
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Term Loan and Security  Agreement NO. 0104552301 ("Loan  Agreement") dated as of
June 5, 2001, between LASER-PACIFIC MEDIA CORPORATION, a corporation organized and existing under the laws of the State of Delaware having its principal office at 809 N. Cahuenga Blvd., Los Angeles, CA 90038 ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, Chicago, IL 60601 ("MLBFS").

In consideration of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

                             Article I. DEFINITIONS

1.1  Specific  Terms.  In  addition  to terms  defined  elsewhere  in this  Loan
Agreement, when used herein the following terms shall have the following meanings:

(a) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

(b) "Additional Agreements" shall mean all agreements, instruments, documents and opinions other than this Loan Agreement, whether with or from Customer or any other party, which are contemplated hereby or otherwise reasonably required by MLBFS in connection herewith, or which evidence the creation, guaranty or collateralization of any of the Obligations or the granting or perfection of liens or security interests upon the Collateral or any other collateral for the Obligations, and shall include, without limitation, the Note.

(c) "Bankruptcy Event" shall mean any of the following: (i) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Customer; or (ii) any such proceeding shall be filed against Customer and shall not be dismissed or withdrawn within sixty (60) days after filing; or (iii) Customer shall make a general assignment for the benefit of creditors; or (iv) Customer shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or (v) Customer shall be adjudicated a bankrupt or insolvent.

(d) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(e) "Closing Date" shall mean the date upon which all conditions precedent to MLBFS' obligation to make the first advance on account of the Loan shall have been met to the satisfaction of MLBFS.

(f) "Collateral" shall mean the Equipment, more fully described on Exhibit A attached hereto, of Customer, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), subject to any existing liens and future purchase money liens upon Equipment other than the specific equipment described on Exhibit A, and the additional collateral described in Section 3.6 (b) hereof.

(g) "Commitment Expiration Date" shall mean July 5, 2001.

(h) "Commitment Fee" shall mean a fee of $10,000.00 due to MLBFS in connection with this Loan Agreement.

(i) "Conversion Date" shall mean the first to occur of the date of funding the final advance on account of the Loan permitted under the terms hereof, or November 30, 2001.

(j) "Default" shall mean either an "Event of Default" as defined in Section 3.5 hereof, or an event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

(k) "General Funding Conditions" shall mean each of the following conditions to each loan or advance by MLBFS hereunder: (i) no Default shall have occurred and be continuing or would result from the making of any such loan or advance hereunder by MLBFS; (ii) there shall not have occurred and be continuing any material adverse change in the business or financial condition of Customer;
(iii) all representations and warranties of Customer herein or in any Additional Agreements shall then be true and correct in all material respects; (iv) MLBFS shall have received this Loan Agreement and all Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS; (v) the Commitment Fee shall have been paid in full; (vi) MLBFS shall have received, as and to the extent applicable, copies of invoices, bills of sale, loan payoff letters and/or other evidence reasonably satisfactory to it that the proceeds of the Loan will satisfy the Loan Purpose; (vii) MLBFS shall have received evidence reasonably satisfactory to it as to the ownership of the Collateral and the perfection and priority of MLBFS' liens and security interests thereon, as well as the ownership of and the perfection and priority of MLBFS' liens and security interests on any other collateral for the Obligations furnished pursuant to any of the Additional Agreements; (viii) MLBFS shall have received evidence reasonably satisfactory to it of the insurance required hereby or by any of the Additional Agreements; and (ix) any additional conditions specified in the "Term Loan Approval" letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.

(l) "Loan" shall mean a multi-advance term installment loan of five-years from the first day of the calendar month following the Conversion Date in an amount equal to the lesser of: (A) 100% of the amount required by Customer to satisfy or fulfill the Loan Purpose, (B) principal balance of the Loan outstanding on the Conversion Date, or (C) $2,000,000.00.

(m) "Loan Purpose" shall mean the purpose for which the proceeds of the Loan will be used; to wit: to refinance Customer's existing term loan (equipment line of credit) with The CIT Group.

(n) "Location of Tangible Collateral" shall mean the address of Customer set forth at the beginning of this Loan Agreement, together with any other address or addresses set forth on an exhibit hereto as being a Location of Tangible Collateral.

(o) "Obligations" shall mean all liabilities, indebtedness and obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under the Note and this Loan Agreement.

(p) "Permitted Liens" shall mean with respect to the Collateral: (i) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (ii) liens in favor of MLBFS; (iii) liens which will be discharged with the proceeds of the Loan; (iv) existing liens upon and leases of Equipment (excluding the specific equipment described on Exhibit A), if any, together with any future purchase money liens upon and leases of Equipment (excluding the specific equipment described on Exhibit A); and (v) any other liens expressly permitted in writing by MLBFS.

1.2 Other Terms. Except as otherwise defined herein, all terms used in this Loan Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC.

                              Article II. THE LOAN

2.1 Commitment. Subject to the terms and conditions hereof, MLBFS hereby agrees to make the Loan to Customer for the Loan Purpose, and Customer agrees to borrow all amounts borrowed to satisfy the Loan Purpose from MLBFS. The Loan shall be funded as requested by Customer in up to four (4) separate advances on or prior to the Conversion Date; provided, however, that Customer shall not request funding of, and MLBFS shall not be obligated to fund, any advances on account of the Loan in an amount less than $100,000.00. Each such advance shall either be funded directly to the applicable third party or parties on account of the Loan Purpose or to reimburse Customer for amounts directly expended by it; all as directed by Customer in n Advance Certificate to be executed and delivered to MLBFS prior to the funding date of each advance.

2.2 Note. The Loan will be evidenced by and repayable in accordance with that certain Collateral Installment Note made by Customer payable to the order of MLBFS and issued pursuant to this Loan Agreement (the "Note"). The Note is hereby incorporated as a part hereof as if fully set forth herein.

2.3 Conditions of MLBFS' Obligation. The Closing Date and MLBFS' obligation to make each advance on account of the Loan on or prior to the Conversion Date are subject to the prior fulfillment of each of the following conditions: (a) MLBFS shall have received a written request from Customer that an advance on account of the Loan be funded in accordance with the terms hereof, together with a written direction from Customer as to the method of payment and payee(s) of the proceeds of such advance, which request and direction shall have been received by MLBFS not less than two Business Days prior to any requested funding date;
(b) MLBFS shall have received a copy of invoices, bills of sale, payoff letters or other applicable evidence reasonably satisfactory to it that the proceeds of such advance will be applied on account of the Loan Purpose; (c) the Conversion Date shall not then have occurred; and (d) each of the General Funding Conditions shall then have been met or satisfied to the reasonable satisfaction of MLBFS.

2.4 Use of Loan Proceeds. The proceeds of the Loan shall be used by Customer solely for a Loan Purpose, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. Customer agrees that under no circumstances will the proceeds of the Loan be used: (a) for personal, family or household purposes of any person whatsoever, or (b) to purchase, carry or trade in securities, or repay debt incurred to purchase, carry or trade in securities, or (c) unless otherwise consented to in writing by MLBFS, to pay any amount to Merrill Lynch and Co., Inc. or any of its subsidiaries, other than Merrill Lynch Bank USA, Merrill Lynch Bank & Trust Co. or any subsidiary of either of them (including MLBFS and Merrill Lynch Credit Corporation).

2.5 Commitment Fee. In consideration of the agreement by MLBFS to extend the Loan to Customer in accordance with and subject to the terms hereof, Customer has paid or shall, on or before the Closing Date pay, the Commitment Fee to MLBFS. Customer acknowledges and agrees that the Commitment Fee has been fully earned by MLBFS, and that it will not under any circumstances be refundable.

                         Article III. GENERAL PROVISIONS

3.1 REPRESENTATIONS AND WARRANTIES

Customer represents and warrants to MLBFS that:

(a) Organization and Existence. Customer is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) Execution, Delivery and Performance. The execution, delivery and performance by Customer of this Loan Agreement and such of the Additional Agreements to which it is a party: (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or govern Customer, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by Customer under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

Notices and Approvals. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer of such of this Loan Agreement, the Note and the other Additional Agreements to which it is a party.

(c) Enforceability. This Loan Agreement, the Note and such of the other Additional Agreements to which Customer is a party are the legal, valid and binding obligations of Customer, enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(d) Collateral. Except for any Permitted Liens: (i) Customer has good and marketable title to the Collateral, (ii) none of the Collateral is subject to any lien, encumbrance or security interest, and (iii) upon the filing of all Uniform Commercial Code financing statements executed by Customer with respect to the Collateral in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect its liens and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

(e) Financial Statements. Except as expressly set forth in Customer's financial statements, all financial statements of Customer furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct in all material respects, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended (subject, in the case of interim unaudited financial statements, to normal year-end adjustments); and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation.

(f) Litigation. No litigation, arbitration, administrative or governmental proceedings are pending or, to the knowledge of Customer, threatened against Customer, which would, if adversely determined, materially and adversely affect the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or the continued operations of Customer.

(g) Tax Returns. All federal, state and local tax returns, reports and statements required to be filed by Customer have been filed with the appropriate governmental agencies and all taxes due and payable by Customer have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer, or the continued operations of Customer).

(h) Collateral Location. All of the tangible Collateral is located at a Location of Tangible Collateral.

(i) No Outside Broker. Except for employees of MLBFS, MLPF&S or one of their affiliates, Customer has not in connection with the transactions contemplated hereby directly or indirectly engaged or dealt with, and was not introduced or referred to MLBFS by, any broker or other loan arranger.

Each of the foregoing representations and warranties: (i) has been and will be relied upon as an inducement to MLBFS to make the Loan, and (ii) is continuing and shall be deemed remade by Customer on the Closing Date, on the date of funding of each additional advance on account of the Loan, and again on the Conversion Date.

3.2 FINANCIAL AND OTHER INFORMATION

(a) Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(i) Annual Financial Statements. Within 120 days after the close of each fiscal year of Customer, a copy of the annual audited financial statements of Customer, including in reasonable detail, a balance sheet and statement of retained earnings as at the close of such fiscal year and statements of profit and loss and cash flow for such fiscal year by KPMG or other auditors acceptable to MLBFS;

(ii) Interim Financial Statements. Within 45 days after the close of each fiscal quarter of Customer, a copy of the interim financial statements of Customer for such fiscal quarter (including in reasonable detail both a balance sheet as of the close of such fiscal period, and statement of profit and loss for the applicable fiscal period); provided, at such time as the ongoing negotiations between The Writers Guild and the Alliance of Motion Picture and Television Producers, in California, should cease without resolution or a strike by the writers or actors should occur, and at any and all times thereafter, Customer will further provide MLBFS with a copy of its monthly internal financial statements certified as being true and correct by the chief financial office of Customer.

(iii) A/R Agings. Within 45 days after the close of each fiscal quarter of Customer, a copy of the Accounts Receivable Aging of Customer as of the end of such fiscal quarter;

(iv) SEC Reports. Customer shall furnish or cause to be furnished to MLBFS not later than 10 days after the date of filing with the Securities and Exchange Commission ("SEC"), a copy of each 10-K, 10-Q and other report required to be filed with the SEC during the term hereof by Customer;

(v) Reporting Requirements: Customer will be required to provide MLBFS with a copy of each of its annual certified financial statements and such other information as MLBFS may from time to time reasonably request; provided, at such time as the ongoing negotiations between The Writers Guild and the Alliance of Motion Picture and Television Producers, in California, should cease without resolution or a strike by the writers or actors should occur, and at any and all times thereafter, Customer will further provide MLBFS with a copy of its monthly internal financial statements certified as being true and correct by the chief executive officer of Customer; and

(vi) Other Information. Such other information as MLBFS may from time to time reasonably request relating to Customer or the Collateral.

(b) General Agreements With Respect to Financial Information. Customer agrees that except as otherwise specified herein or otherwise agreed to in writing by
MLBFS: (i) all annual financial statements required to be furnished by Customer to MLBFS hereunder will be prepared by either the current independent accountants for Customer or other independent accountants reasonably acceptable to MLBFS, and (ii) all other financial information required to be furnished by Customer to MLBFS hereunder will be certified as correct in all material respects by the party who has prepared such information, and, in the case of internally prepared information with respect to Customer, certified as correct by its chief financial officer.

3.3 OTHER COVENANTS

Customer further agrees during the term of this Loan Agreement that:

(a) Financial Records; Inspection. Customer will: (i) maintain at its principal place of business complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal) and operations.

(b) Taxes. Customer will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or the continued operations of Customer.

(c) Compliance With Laws and Agreements. Customer will not violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, or the financial condition or the continued operations of Customer.

(d) No Use of Merrill Lynch Name. Customer will not directly or indirectly publish, disclose or otherwise use in any advertising or promotional material, or press release or interview, the name, logo or any trademark of MLBFS, MLPF&S, Merrill Lynch and Co., Incorporated or any of their affiliates, except as required to comply with financial reporting requirements.

(e) Notification By Customer. Customer shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer; (iii) any information which indicates that any financial statements of Customer fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements; and (iv) any change in Customer's outside accountants. Each notification by Customer pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(f) Notice of Change. Customer shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business or residence of Customer.

(g) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) Customer shall not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Customer, or (B) a material adverse change in the financial condition or operations of Customer; (ii) Customer shall preserve its existence and good standing in the jurisdiction(s) of establishment and operation; and (iii) Customer shall not engage in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business.

(h) Leverage Ratio. The ratio of (i) Customer's total debt less any subordinated debt of Customer, to (ii) the sum of Customer's tangible net worth plus any subordinated debt of Customer shall not at any time exceed 1.6 to 1.0. For the purposes hereof, the term "tangible net worth" shall mean Customer's net worth as shown on Customer's regular financial statements prepared in a manner consistent with the terms hereof, but excluding an amount equal to: (i) any assets which are ordinarily classified as "intangible" in accordance with generally accepted accounting principles, and (ii) any amounts now or hereafter directly or indirectly owing to Customer by officers, shareholders or affiliates of Customer.

(i) Fixed Charge Coverage Ratio. Customer shall at all times during the term hereof main tain a fixed charge coverage ratio of no less than than 1.4 to 1.0. The term "Fixed Charge Coverage Ratio" shall mean the ratio of: (a) income before interest (including payments in the nature of interest under capital leases), taxes, depreciation and amortization, (b) the sum of the aggregate principal and interest paid ot accrued, the aggregate rental under capital leases paid or accrued, any dividends and other distributions paid or payable to shareholders and taxes paid in cash; all as determined on a 12-month basis, as set forth in Customer's financial statement prepared in accordance with generally accepted accounting principles.

3.4 COLLATERAL

(a) Pledge of Collateral. To secure payment and performance of the Obligations, Customer hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS first liens and security interests in and upon all of the Collateral, subject only to Permitted Liens.

(b) Liens. Except upon the prior written consent of MLBFS, Customer shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to the specific Collateral as described herein.

(c) Performance of Obligations. Customer shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Loan Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Customer's said obligations.

(d) Sales and Collections. So long as no Event of Default shall have occurred and be continuing, Customer may in the ordinary course of its business: (i) sell any Inventory normally held by Customer for sale, (ii) use or consume any materials and supplies normally held by Customer for use or consumption, and
(iii) collect all of its Accounts. Customer shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

(e) Account Schedules. Upon the request of MLBFS, made now or at any reasonable time or times hereafter, Customer shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice or contract number and date of each invoice or contract. Customer shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Customer as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(f) Alterations and Maintenance. Except upon the prior written consent of MLBFS, Customer shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Customer shall at all times keep the tangible Collateral in good condition and repair, reasonable wear and tear excepted, and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to any Location of Tangible Collateral, except for any such obligations being contested by Customer in good faith by appropriate proceedings.

(g) Location. Except for movements required in the ordinary course of Customer's business, Customer shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Customer cause or permit any material tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

(h) Insurance. Customer shall insure all of the tangible Collateral under a policy or policies of physical damage insurance providing that losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable Endorsement and containing such other provisions as may be reasonably required by MLBFS. Customer shall further provide and maintain a policy or policies of comprehensive public liability insurance naming MLBFS as an additional party insured. Customer shall maintain such other insurance as may be required by law or is customarily maintained by companies in a similar business or otherwise reasonably required by MLBFS. All such insurance policies shall provide that MLBFS will receive not less than 10 days prior written notice of any cancellation, and shall otherwise be in form and amount and with an insurer or insurers reasonably acceptable to MLBFS. Customer shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(i) Event of Loss. Customer shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Customer or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such Collateral shall advise either Customer or MLBFS that it disclaims liability in respect of such Event of Loss, Customer shall, at Customer's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Customer shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or prepay the Loan by an amount equal to the actual cash value of such Collateral as determined by either the insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or prepayment, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Customer to either replace such Collateral or make a prepayment on account of the Loan, as aforesaid. Any partial prepayment of the Loans shall be applied to installments due in inverse order of maturity.

(j) Notice of Certain Events. Customer shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving an aggregate amount of $100,000.00 or more of the Collateral within a 30 day period.

(k) Indemnification. Customer shall indemnify, defend and save MLBFS harmless from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, collection, possession, use or operation of any Collateral, or (ii) any failure by Customer to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, liabilities, etc. arising directly out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Loan Agreement as to all matters arising or accruing prior to such expiration or termination.

3.5 EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

(a) Failure to Pay. Customer shall fail to pay when due any amount owing by Customer to MLBFS under the Note or this Loan Agreement, or shall fail to pay when due any other Obligations, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(b) Failure to Perform. Customer shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement, the Note or any of the other Additional Agreements (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(c) Breach of Warranty. Any representation or warranty made by Customer contained in this Loan Agreement, the Note or any of the other Additional Agreements shall at any time prove to have been incorrect in any material respect when made.

(d) Default Under Other Agreement. A default or Event of Default by Customer or any other party providing collateral for the Obligations shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(e) Bankruptcy Event. Any Bankruptcy Event shall occur.

(f) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of full payment or performance by Customer of its liabilities or obligations under this Loan Agreement, the Note or any of the other Additional Agreements to which Customer is a party has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

(g) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Customer to another creditor under any indenture, agreement, undertaking, or otherwise.

(h) Seizure or Abuse of Collateral. The Collateral, or any material part thereof, shall be or become subject to any material abuse or misuse, or any levy, attachment, seizure or confiscation which is not released within ten (10) Business Days.

3.6 REMEDIES

(a) Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) Termination. MLBFS may without notice terminate its obligation to make any further advances on account of the Loan (if any portion of the Loan has not then been funded) or otherwise extend any credit to or for the benefit of Customer (it being understood, however, that upon the occurrence of any Bankruptcy Event all such obligations shall automatically terminate without any action on the part of MLBFS); and upon any such termination MLBFS shall be relieved of all such obligations.

(ii) Acceleration. MLBFS may declare the principal of and interest and any premium on the Note, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all such principal, interest, premium and other Obligations shall automatically become due and payable without any action on the part of MLBFS.

(iii) Exercise Other Rights. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Loan Agreement and the Additional Agreements.

(iv) Possession. MLBFS may require Customer to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Customer, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Customer.

(v) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper. MLBFS may purchase any Collateral at any such public sale. The net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Customer or whoever else may be entitled thereto, and with Customer remaining liable for any amount remaining unpaid after such application.

(vi) Delivery of Cash, Checks, Etc. MLBFS may require Customer to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Customer at any time in full or partial payment of any Collateral, and require that Customer not commingle any such items which may be so received by Customer with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vii) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(viii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Customer's name on any item of payment on or proceeds of the Collateral.

(b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, financial assets, investment property, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S. Customer hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional Collateral.

(c) Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, Customer hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Loan Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Customer included in the Collateral.

(d) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Note, the other Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

(e) Notices. To the fullest extent permitted by applicable law, Customer hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Customer waives all rights of redemption or reinstatement from any such sale. Any notices required under applicable law shall be reasonably and properly given to Customer if given by any of the methods provided herein at least 5 Business Days prior to taking action. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Customer further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

3.7 MISCELLANEOUS

(a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement, the Note or any of the other Additional Agreements shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Loan Agreement, the Note or any of the other Additional Agreements, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement, the Note or any of the other Additional Agreements and any consent to any departure by Customer from the terms of this Loan Agreement, the Note or any of the other Additional Agreements shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) Disclosure. Customer hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer.

(c) Communications. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(d) Costs, Expenses and Taxes. Customer shall upon demand pay or reimburse MLBFS for all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the collection of any sum payable hereunder or under any of the Additional Agreements not paid when due, the enforcement of this Loan Agreement or any of the Additional Agreements and the protection of MLBFS' rights hereunder or thereunder, excluding, however, salaries and normal overhead attributable to MLBFS' employees. The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) Right to Perform Obligations. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained in this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Customer (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the "Interest Rate" (as that item is defined in the Note) during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional
Obligations. The payment or performance by MLBFS of any of Customer's obligations hereunder shall not relieve Customer of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(f) Late Charge. Any payment required to be made by Customer pursuant to this Loan Agreement or any of the Additional Agreements not paid within ten (10) days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of: (i) 5% of the overdue amount, or (ii) the maximum amount permitted by applicable law. Such late charge shall be payable on demand.

(g) Further Assurances. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Loan Agreement, the Note or any of the other Additional Agreements, or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to: (i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(h) Binding Effect. This Loan Agreement, the Note and the other Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement, the Note or any of the other Additional Agreements without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement, the Note or any of the other Additional Agreements.

(i) Headings. Captions and section and paragraph headings in this Loan Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(j) Governing Law. This Loan Agreement, the Note and, unless otherwise expressly provided therein, each of the other Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

(k) Severability of Provisions. Whenever possible, each provision of this Loan Agreement, the Note and the other Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement, the Note or any of the other Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement, the Note and the other Additional Agreements or affecting the validity or enforceability of such provision in any other jurisdiction.

(l) Term. This Loan Agreement shall become effective when accepted by MLBFS at its office in Chicago, Illinois, and subject to the terms hereof, shall continue in effect so long thereafter as there shall be any moneys owing hereunder or under the Note, or there shall be any other Obligations outstanding.

(m)  Counterparts.   This  Loan  Agreement  may  be  executed  in  one  or  more counterparts which, when taken together, constitute one and the same agreement.

(n) Jurisdiction; Waiver. Customer acknowledges that this Loan Agreement is being accepted by MLBFS in partial consideration of MLBFS' right and option, in its sole discretion, to enforce this Loan Agreement, the Term Note and the other Additional Agreements in either the State of Illinois or in any other jurisdiction where Customer or any collateral for the Obligations may be located. Customer irrevocably submits itself to jurisdiction in the State of Illinois and venue in any State or Federal Court in the County of Cook for such purposes, and Customer waives any and all rights to contest said jurisdiction and venue and the convenience of any such forum, and any and all rights to remove such action from state to federal court. Customer further waives any rights to commence any action against MLBFS in any jurisdiction except in the County of Cook and State of Illinois. MLBFS and Customer hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other party with respect to any matter relating to, arising out of or in any way connected with the Term Loan, this Loan Agreement, any Additional Agreements and/or any of the transactions which are the subject matter of this Loan Agreement. Customer further waives the right to bring any non-compulsory counterclaims.

(o) Integration. This Loan Agreement, together with the Note and the other Additional Agreements, constitutes the entire understanding and represents the full and final agreement between the parties with respect to the subject matter hereof, and may not be contradicted by evidence of prior written agreements or prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements of the parties. Without limiting the foregoing, Customer acknowledges that: (i) no promise or commitment has been made to it by MLBFS, MLPF&S or any of their respective employees, agents or representatives to make the Loan on any terms other than as expressly set forth herein and in the Note, or to make any other loan or otherwise extend any other credit to Customer or any other party; and (ii) except as otherwise expressly provided herein, this Loan Agreement supersedes and replaces any and all proposals, letters of intent and approval and commitment letters from MLBFS to Customer, none of which shall be considered an Additional Agreement. No amendment or modification of this Agreement or any of the Additional Agreements to which Customer is a party shall be effective unless in a writing signed by both MLBFS and Customer.

(p) California Financial Code. This Loan Agreement and the Additional Agreements are made pursuant to Article 4 of Chapter 3 of Division 9 of the California Financial Code (commencing with Section 22000.)

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

LASER-PACIFIC MEDIA CORPORATION


By:               /s/ Robert McClain                 /s/ Howard Fader
                  Signature (1)                      Signature (2)

                  Robert McClain                     Howard Fader
                  Printed Name                       Printed Name

                  CFO                                Controller
                  Title                              Title


Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.


By:___________________________________________________________

                                   EXHIBIT A

ATTACHED  TO AND  HEREBY  MADE A PART OF TERM LOAN AND  SECURITY  AGREEMENT  NO.
0104552301   BETWEEN  MERRILL  LYNCH  BUSINESS   FINANCIAL   SERVICES  INC.  AND
LASER-PACIFIC MEDIA CORPORATION
===============================================================================

Additional Locations of Tangible Collateral:

         823 Seward
         Los Angeles, California, 90038-3601
         (owned by customer)

         861 Seward
         Los Angeles, California, 90038-3601

         540 Hollywood Way
         Burbank, California, 91505-3405
         (lease will be terminated - will be moving out June 2001)

Merrill Lynch                                             No. 0104552301
===============================================================================
$2,000,000.00                                               June 5, 2001

                           COLLATERAL INSTALLMENT NOTE

FOR VALUE RECEIVED, LASER-PACIFIC MEDIA CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Customer") hereby promises to pay to the order of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware ("MLBFS"), in lawful money of the United States, the principal sum of Two Million Dollars ($2,000,000.00), or if more or less, the aggregate amount advanced by MLBFS to Customer pursuant to the Loan Agreement (the "Loan Amount"); together with interest on the unpaid balance of the Loan Amount, from the Closing Date until payment, at the Interest Rate, as follows:

1. DEFINITIONS.

(a) In addition to terms defined elsewhere in this Note, as used herein, the following terms shall have the following meanings:

(i) "Closing Date" shall mean the date of the first advancement of funds hereunder.

(ii) "Conversion Date" shall mean the first to occur of: (i) the date of funding the final advance permitted under the terms of the Loan Agreement, or (ii) November 30, 2001.

(iii) "Excess Interest" shall mean any amount of interest in excess of the maximum amount of interest permitted to be charged by law.

(iv)  "Interest  Rate" shall mean a variable  per annum rate equal to the sum of
(i) 2.20% per annum, and (ii) the interest rate from time to time published in the "Money Rates" section of The Wall Street Journal for 30-day high-grade unsecured notes sold through dealers by major corporations (the "30-day Dealer Commercial Paper Rate"). The Interest Rate will change as of the date of publication in The Wall Street Journal of a 30-day Dealer Commercial Paper Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the 30-day Dealer Commercial Paper Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

(v) "Loan Agreement" shall mean that certain TERM LOAN AND SECURITY AGREEMENT No. 0104552301 between Customer and MLBFS, as the same may have been or may hereafter be amended or supplemented.

(vi) "Note" shall mean this COLLATERAL INSTALLMENT NOTE.

(b) Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Agreement. Without limiting the foregoing, the terms "Additional Agreements", "Bankruptcy Event" and "Event of Default" shall have the respective meanings set forth in the Loan Agreement.

2. PAYMENT AND OTHER TERMS. Customer shall pay the indebtedness under this Note in consecutive monthly installments commencing on the first day of the second calendar month following the Closing Date and continuing on the first day of each calendar month thereafter until this Note shall be paid in full. Each installment payable prior to the first day of the second calendar month following the Conversion Date shall be in an amount equal to accrued interest. Commencing on the first day of the second calendar month immediately following the Conversion Date, Customer shall pay 60 consecutive monthly installments, each in an amount equal to the sum of (i) accrued interest and (ii) 1/60th of the Loan Amount.

Each payment received hereunder shall be applied first to any fees and expenses of MLBFS payable by Customer under the terms of the Loan Agreement (including, without limitation, late charges), next to accrued interest at the Interest Rate, as applicable, with the balance applied on account of the unpaid principal hereof. Any part of the principal hereof or interest hereon or other sums payable hereunder or under the Loan Agreement not paid within ten (10) days of the applicable due date shall be subject to a late charge equal to the lesser of
(i) 5% of the overdue amount, or (ii) the maximum amount permitted by law. All interest shall be computed on the basis of actual days elapsed over a 360-day year. All sums payable hereunder shall be payable at 2356 Collections Center Drive, Chicago, Illinois 60693, or at such other place or places as the holder hereof may from time to time appoint in writing.

Customer may prepay this Note at any time in whole or in part without premium or penalty. Any partial prepayment shall be applied to installments of the Loan Amount in inverse order of maturity.

This Note is the Collateral Installment Note referred to in, and is entitled to all of the benefits of the Loan Agreement and any Additional Agreements. If Customer shall fail to pay when due any installment or other sum due hereunder, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by the holder hereof to Customer, or if any other Event of Default shall have occurred and be continuing, then at the option of the holder hereof (or, upon the occurrence of any Bankruptcy Event, automatically, without any action on the part of the holder hereof), and in addition to all other rights and remedies available to such holder under the Loan Agreement, any Additional Agreements, and otherwise, the entire Loan Amount at such time remaining unpaid, together with accrued interest thereon and all other sums then owing by Customer under the Loan Agreement, may be declared to be and thereby become immediately due and payable.

It is expressly understood, however, that nothing contained in the Loan Agreement, any other agreement, instrument or document executed by Customer, or otherwise, shall affect or impair the right, which is unconditional and absolute, of the holder hereof to enforce payment of all sums due under this Note at or after maturity, whether by acceleration or otherwise, or shall affect the obligation of Customer, which is also unconditional and absolute, to pay the sums payable under this Note in accordance with its terms. Except as otherwise expressly set forth herein or in the Loan Agreement, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this Note.

Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note. Notwithstanding any provision to the contrary in this Note, the Loan Agreement or any of the Additional Agreements, no provision of this Note, the Loan Agreement or any of the Additional Agreements shall require the payment or permit the collection of any Excess Interest. If any Excess Interest is provided for, or is adjudicated as being provided for, in this Note, the Loan Agreement or any of the Additional Agreements, then: (a) Customer shall not be obligated to pay any Excess Interest; and (b) any Excess Interest that MLBFS may have received under this Note, the Loan Agreement or any of the Additional Agreements shall, at the option of MLBFS, be: (i) applied as a credit against the then unpaid principal balance of this Note, or accrued interest hereon not to exceed the maximum amount permitted by law, or both, (ii) refunded to the payor thereof, or (iii) any combination of the foregoing.

This Note shall be construed in accordance with the laws of the State of Illinois and may be enforced by the holder hereof in any jurisdiction in which the Loan Agreement may be enforced.

IN WITNESS WHEREOF, this Note has been executed by Customer as of the day and year first above written.

LASER-PACIFIC MEDIA CORPORATION


By:            /s/ Robert McClain                   /s/ Howard Fader
                  Signature (1)                      Signature (2)

                  Robert McClain                     Howard Fader
                  Printed Name                       Printed Name

                  CFO                                Controller
                  Title                              Title

Merrill Lynch                              WCMA LOAN AND SECURITY AGREEMENT
===============================================================================

WCMA LOAN and Security Agreement NO. 210-07G41 ("Loan Agreement") dated as of June 5, 2001, between LASER-PACIFIC MEDIA CORPORATION, a corporation organized and existing under the laws of the State of Delaware having its principal office at 809 N. Cahuenga Blvd., Los Angeles, CA 90038 ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, Chicago, IL 60601 ("MLBFS").

In accordance with that certain Working Capital Management(R) Account Agreement No. 210-07G41 ("WCMA Agreement") between Customer and MLBFS' affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Customer has subscribed to the WCMA Program described in the WCMA Agreement. The WCMA Agreement is by this reference incorporated as a part hereof. In conjunction therewith and as part of the WCMA Program, Customer has requested that MLBFS provide, and subject to the terms and conditions herein set forth MLBFS has agreed to provide, a commercial line of credit for Customer (the "WCMA Line of Credit").

Accordingly, and in consideration of the premises and of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

                             Article I. DEFINITIONS

1.1  Specific  Terms.  In  addition  to terms  defined  elsewhere  in this  Loan
Agreement, when used herein the following terms shall have the following meanings:

(a) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

(b) "Activation Date" shall mean the date upon which MLBFS shall cause the WCMA Line of Credit to be fully activated under MLPF&S' computer system as part of the WCMA Program.

(c) "Additional Agreements" shall mean all agreements, instruments, documents and opinions other than this Loan Agreement, whether with or from Customer or any other party, which are contemplated hereby or otherwise reasonably required by MLBFS in connection herewith, or which evidence the creation, guaranty or collateralization of any of the Obligations or the granting or perfection of liens or security interests upon the Collateral or any other collateral for the Obligations.

(d) "Bankruptcy Event" shall mean any of the following: (i) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Customer; or (ii) any such proceeding shall be filed against Customer and shall not be dismissed or withdrawn within sixty (60) days after filing; or (iii) Customer shall make a general assignment for the benefit of creditors; or (iv) Customer shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or (v) Customer shall be adjudicated a bankrupt or insolvent.

(e) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(f) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Fixtures, General Intangibles, Deposit Accounts, Documents, Instruments, Investment Property and Financial Assets of Customer, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds, and the additional collateral described in Section 3.6 (b) hereof.

(g) "Commitment Expiration Date" shall mean July 5, 2001.

(h) "Default" shall mean either an "Event of Default" as defined in Section 3.5 hereof, or an event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

(i) "Default Interest Rate" shall mean a rate equal to the sum of the "Interest Rate", as determined below, plus two percent (2%) per annum.

(j) "General Funding Conditions" shall mean each of the following conditions to any WCMA Loan by MLBFS hereunder: (i) no Default shall have occurred and be continuing or would result from the making of any WCMA Loan hereunder by MLBFS;
(ii) there shall not have occurred and be continuing any material adverse change in the business or financial condition of Customer; (iii) all representations and warranties of Customer herein or in any Additional Agreements shall then be true and correct in all material respects; (iv) MLBFS shall have received this Loan Agreement and all of the Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS; (v) MLBFS shall have received evidence reasonably satisfactory to it as to the ownership of the Collateral and the perfection and priority of MLBFS' liens and security interests thereon, as well as the ownership of and the perfection and priority of MLBFS' liens and security interests on any other collateral for the Obligations furnished pursuant to any of the Additional Agreements; (vi) MLBFS shall have received evidence reasonably satisfactory to it of the insurance required hereby or by any of the Additional Agreements; and (vii) any additional conditions specified in the "WCMA Line of Credit Approval" letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.

(k) "Initial Maturity Date" shall mean the first date upon which the WCMA Line of Credit will expire (subject to renewal in accordance with the terms hereof); to wit: May 31, 2002.

(l) "Interest Due Date" shall mean the last Business Day of each calendar month during the term hereof (or, if Customer makes special arrangements with MLPF&S, the last Friday of each calendar month during the term hereof).

(m) "Interest Rate" shall mean a variable per annum rate of interest equal to the sum of 2.20% and the 30-day Dealer Commercial Paper Rate. The "30-day Dealer Commercial Paper Rate" shall mean, as of the date of any determination, the interest rate from time to time published in the "Money Rates" section of The Wall Street Journal as the "Dealer Commercial Paper" rate for 30-day high-grade unsecured notes sold through dealers by major corporations. The Interest Rate will change as of the date of publication in The Wall Street Journal of a 30-day Dealer Commercial Paper Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the 30-day Dealer Commercial Paper Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate. Upon the occurrence and during the continuance of a Default, the Interest Rate with respect the WCMA Line of Credit may be increased to the "Default Interest Rate", as herein provided.

(n) "Line Fee" shall mean a fee of $18,000.00 payable annually by Customer to MLBFS in accordance with the provisions of Section 2.2 (k) hereof.

(o) "Location of Tangible Collateral" shall mean the address of Customer set forth at the beginning of this Loan Agreement, together with any other address or addresses set forth on an exhibit hereto as being a Location of Tangible Collateral.

(p) "Maturity Date" shall mean the date of expiration of the WCMA Line of Credit.

(q) "Maximum WCMA Line of Credit" shall mean: $6,000,000.00; provided that in the event the ongoing negotiations between The Writers Guild, the Screen Actors Guild, and the American Federation of Television and Radio Artists and the Alliance of Motion Picture and Television Producers, in California, cease without successful resolution on all matters or a strike by the writers or actors should occur (the "Strike"), and unless otherwise provided herein, shall at any and all times thereafter, in the sole and absolute discretion of MLBFS, and upon 30 days prior written notice reduce the WCMA Line of Credit to such lesser amount equal to the greater of (a) the sum of (i) such percentage of Customer's Accounts and Chattel Paper, as shown on its regular books and records (excluding Accounts over 90 days old, Chattel Paper with installments or other sums more than 90 days past due, and Accounts and Chattel Paper directly or indirectly due from any person or entity not domiciled in the continental United States, Alaska or Hawaii, or from any shareholder, officer or employee of Customer or any affiliated entity) as MLBFS shall determine not to exceed 80%; and (ii) such percentage of Customer's Inventory, as MLBFS shall reasonably determine, not to exceed 50%; all as shown on its regular books and records or
(b) $3,000,000.00. If prior to the Initial Maturity Date, there shall be a successful resolution and cessation of any Strike, MLBFS may, in its sole and absolute discretion, and upon 30 days prior written request by the Customer, reinstate the Maximum WCMA Line of Credit to an amount not to exceed $6,000,000.00.

(r) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under this Loan Agreement.

(s) "Permitted Liens" shall mean with respect to the Collateral: (i) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (ii) liens in favor of MLBFS; (iii) liens which will be discharged with the proceeds of the initial WCMA Loan; and (iv) any other liens expressly permitted in writing by MLBFS.

(t) "Renewal Year" shall mean and refer to the 12-month period immediately following the Initial Maturity Date and each 12-month period thereafter.

(u) "WCMA Account" shall mean and refer to the Working Capital Management Account of Customer with MLPF&S identified as Account No. 210-07G41 and any successor Working Capital Management Account of Customer with MLPF&S.

(v) "WCMA Loan" shall mean each advance made by MLBFS pursuant to this Loan Agreement.

(w) "WCMA Loan Balance" shall mean an amount equal to the aggregate unpaid principal amount of all WCMA Loans.

1.2 Other Terms. Except as otherwise defined herein: (i) all terms used in this Loan Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC, and (ii) capitalized terms used herein which are defined in the WCMA Agreement shall have the meanings set forth in the WCMA Agreement.

                       ARTICLE II. THE WCMA LINE OF CREDIT

2.1 WCMA PROMISSORY NOTE. FOR VALUE RECEIVED, Customer hereby promises to pay to the order of MLBFS, at the times and in the manner set forth in this Loan Agreement, or in such other manner and at such place as MLBFS may hereafter designate in writing, the following: (a) on the Maturity Date, or if earlier, on the date of termination of the WCMA Line of Credit, the WCMA Loan Balance; (b) interest at the Interest Rate (or, if applicable, at the Default Interest Rate) on the outstanding WCMA Loan Balance, from and including the date on which the initial WCMA Loan is made until the date of payment of all WCMA Loans in full; and (c) on demand, all other sums payable pursuant to this Loan Agreement, including, but not limited to, the periodic Line Fee. Except as otherwise expressly set forth herein, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this WCMA Promissory Note and this Loan Agreement.

2.2 WCMA LOANS

(a) Activation Date. Provided that: (i) the Commitment Expiration Date shall not then have occurred, and (ii) Customer shall have subscribed to the WCMA Program and its subscription to the WCMA Program shall then be in effect, the Activation Date shall occur on or promptly after the date, following the acceptance of this Loan Agreement by MLBFS at its office in Chicago, Illinois, upon which each of the General Funding Conditions shall have been met or satisfied to the reasonable satisfaction of MLBFS. No activation by MLBFS of the WCMA Line of Credit for a nominal amount shall be deemed evidence of the satisfaction of any of the conditions herein set forth, or a waiver of any of the terms or conditions hereof. Customer hereby authorizes MLBFS to pay out of and charge to Customer's WCMA Account on the Activation Date any and all amounts necessary to fully pay off any bank or other financial institution having a lien upon any of the Collateral other than a Permitted Lien.

(b) WCMA Loans. Subject to the terms and conditions hereof, during the period from and after the Activation Date to the first to occur of the Maturity Date or the date of termination of the WCMA Line of Credit pursuant to the terms hereof, and in addition to WCMA Loans automatically made to pay accrued interest, as hereafter provided: (i) MLBFS will make WCMA Loans to Customer in such amounts as Customer may from time to time request in accordance with the terms hereof, up to an aggregate outstanding amount not to exceed the Maximum WCMA Line of Credit, and (ii) Customer may repay any WCMA Loans in whole or in part at any time, and request a re-borrowing of amounts repaid on a revolving basis. Customer may request such WCMA Loans by use of WCMA Checks, FTS, Visa(R) charges, wire transfers, or such other means of access to the WCMA Line of Credit as may be permitted by MLBFS from time to time; it being understood that so long as the WCMA Line of Credit shall be in effect, any charge or debit to the WCMA Account which but for the WCMA Line of Credit would under the terms of the WCMA Agreement result in an overdraft, shall be deemed a request by Customer for a WCMA Loan.

(c) Conditions of WCMA Loans. Notwithstanding the foregoing, MLBFS shall not be obligated to make any WCMA Loan, and may without notice refuse to honor any such request by Customer, if at the time of receipt by MLBFS of Customer's request:
(i) the making of such WCMA Loan would cause the Maximum WCMA Line of Credit to be exceeded; or (ii) the Maturity Date shall have occurred, or the WCMA Line of Credit shall have otherwise been terminated in accordance with the terms hereof; or (iii) Customer's subscription to the WCMA Program shall have been terminated; or (iv) an event shall have occurred and be continuing which shall have caused any of the General Funding Conditions to not then be met or satisfied to the reasonable satisfaction of MLBFS. The making by MLBFS of any WCMA Loan at a time when any one or more of said conditions shall not have been met shall not in any event be construed as a waiver of said condition or conditions or of any Default, and shall not prevent MLBFS at any time thereafter while any condition shall not have been met from refusing to honor any request by Customer for a WCMA Loan.

(d) Limitation of Liability. MLBFS shall not be responsible, and shall have no liability to Customer or any other party, for any delay or failure of MLBFS to honor any request of Customer for a WCMA Loan or any other act or omission of MLBFS, MLPF&S or any of their affiliates due to or resulting from any system failure, error or delay in posting or other clerical error, loss of power, fire, Act of God or other cause beyond the reasonable control of MLBFS, MLPF&S or any of their affiliates unless directly arising out of the willful wrongful act or active gross negligence of MLBFS. In no event shall MLBFS be liable to Customer or any other party for any incidental or consequential damages arising from any act or omission by MLBFS, MLPF&S or any of their affiliates in connection with the WCMA Line of Credit or this Loan Agreement.

(e) Interest. (i) An amount equal to accrued interest on the WCMA Loan Balance shall be payable by Customer monthly on each Interest Due Date, commencing with the Interest Due Date occurring in the calendar month in which the Activation Date shall occur. Unless otherwise hereafter directed in writing by MLBFS on or after the first to occur of the Maturity Date or the date of termination of the WCMA Line of Credit pursuant to the terms hereof, such interest will be automatically charged to the WCMA Account on the applicable Interest Due Date, and, to the extent not paid with free credit balances or the proceeds of sales of any Money Accounts then in the WCMA Account, as hereafter provided, paid by a WCMA Loan and added to the WCMA Loan Balance. All interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

(ii) Upon the occurrence and during the continuance of any Default, but without limiting the rights and remedies otherwise available to MLBFS hereunder or waiving such Default, the interest payable by Customer hereunder shall at the option of MLBFS accrue and be payable at the Default Interest Rate. The Default Interest Rate, once implemented, shall continue to apply to the Obligations under this Loan Agreement and be payable by Customer until the date such Default is either cured or waived in writing by MLBFS.

(iii) Notwithstanding any provision to the contrary in this Agreement or any of the Additional Agreements, no provision of this Agreement or any of the Additional Agreements shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted to be charged by law ("Excess Interest"). If any Excess Interest is provided for, or is adjudicated as being provided for, in this Agreement or any of the Additional Agreements, then: (A) Customer shall not be obligated to pay any Excess Interest; and (B) any Excess Interest that MLBFS may have received hereunder or under any of the Additional Agreements shall, at the option of MLBFS, be: (1) applied as a credit against the then unpaid WCMA Loan Balance, (2) refunded to the payer thereof, or (3) any combination of the foregoing.

(f) Payments. All payments required or permitted to be made pursuant to this Loan Agreement shall be made in lawful money of the United States. Unless otherwise directed by MLBFS, payments on account of the WCMA Loan Balance may be made by the delivery of checks (other than WCMA Checks), or by means of FTS or wire transfer of funds (other than funds from the WCMA Line of Credit) to MLPF&S for credit to Customer's WCMA Account. Notwithstanding anything in the WCMA Agreement to the contrary, Customer hereby irrevocably authorizes and directs MLPF&S to apply available free credit balances in the WCMA Account to the repayment of the WCMA Loan Balance prior to application for any other purpose. Payments to MLBFS from funds in the WCMA Account shall be deemed to be made by Customer upon the same basis and schedule as funds are made available for investment in the Money Accounts in accordance with the terms of the WCMA Agreement. All funds received by MLBFS from MLPF&S pursuant to the aforesaid authorization shall be applied by MLBFS to repayment of the WCMA Loan Balance. The acceptance by or on behalf of MLBFS of a check or other payment for a lesser amount than shall be due from Customer, regardless of any endorsement or statement thereon or transmitted therewith, shall not be deemed an accord and satisfaction or anything other than a payment on account, and MLBFS or anyone acting on behalf of MLBFS may accept such check or other payment without prejudice to the rights of MLBFS to recover the balance actually due or to pursue any other remedy under this Loan Agreement or applicable law for such balance. All checks accepted by or on behalf of MLBFS in connection with the WCMA Line of Credit are subject to final collection.

(g) Irrevocable Instructions to MLPF&S. In order to minimize the WCMA Loan Balance, Customer hereby irrevocably authorizes and directs MLPF&S, effective on the Activation Date and continuing thereafter so long as this Agreement shall be in effect: (i) to immediately and prior to application for any other purpose pay to MLBFS to the extent of any WCMA Loan Balance or other amounts payable by Customer hereunder all available free credit balances from time to time in the WCMA Account; and (ii) if such available free credit balances are insufficient to pay the WCMA Loan Balance and such other amounts, and there are in the WCMA Account at any time any investments in Money Accounts (other than any investments constituting any Minimum Money Accounts Balance under the WCMA Directed Reserve Program), to immediately liquidate such investments and pay to MLBFS to the extent of any WCMA Loan Balance and such other amounts the available proceeds from the liquidation of any such Money Accounts.

(h) Statements. MLPF&S will include in each monthly statement it issues under the WCMA Program information with respect to WCMA Loans and the WCMA Loan Balance. Any questions that Customer may have with respect to such information should be directed to MLBFS; and any questions with respect to any other matter in such statements or about or affecting the WCMA Program should be directed to MLPF&S.

(i) Use of WCMA Loan Proceeds. The proceeds of each WCMA Loan initiated by Customer shall be used by Customer solely for working capital in the ordinary course of its business, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. Customer agrees that under no circumstances will the proceeds of any WCMA Loan be used: (i) for personal, family or household purposes of any person whatsoever, or (ii) to purchase, carry or trade in securities, or repay debt incurred to purchase, carry or trade in securities, whether in or in connection with the WCMA Account, another account of Customer with MLPF&S or an account of Customer at any other broker or dealer in securities, or (iii) unless otherwise consented to in writing by MLBFS, to pay any amount to Merrill Lynch and Co., Inc. or any of its subsidiaries, other than Merrill Lynch Bank USA, Merrill Lynch Bank & Trust Co. or any subsidiary of either of them (including MLBFS and Merrill Lynch Credit Corporation).

(j) Renewal at Option of MLBFS; Right of Customer to Terminate. MLBFS may at any time, in its sole discretion and at its sole option, renew the WCMA Line of Credit for one or more Renewal Years; it being understood, however, that no such renewal shall be effective unless set forth in a writing executed by a duly authorized representative of MLBFS and delivered to Customer. Unless any such renewal is accompanied by a proposed change in the terms of the WCMA Line of Credit (other than the extension of the Maturity Date), no such renewal shall require Customer's approval. Customer shall, however, have the right to terminate the WCMA Line of Credit at any time upon written notice to MLBFS.

(k) Line Fees. (i) In consideration of the extension of the WCMA Line of Credit by MLBFS to Customer during the period from the Activation Date to the Initial Maturity Date, Customer has paid or shall pay the Line Fee to MLBFS. If the Line Fee has not heretofore been paid by Customer, Customer hereby authorizes MLBFS, at its option, to either cause the Line Fee to be paid on the Activation Date with a WCMA Loan, or invoice Customer for such Line Fee (in which event Customer shall pay said fee within 5 Business Days after receipt of such invoice). No delay in the Activation Date, howsoever caused, shall entitle Customer to any rebate or reduction in the Line Fee or to any extension of the Initial Maturity Date.

(ii) Customer shall pay an additional Line Fee for each Renewal Year. In connection therewith, Customer hereby authorizes MLBFS, at its option, to either cause each such additional Line Fee to be paid with a WCMA Loan on or at any time after the first Business Day of such Renewal Year or invoiced to Customer at such time (in which event Customer shall pay such Line Fee within 5 Business Days after receipt of such invoice). Each Line Fee shall be deemed fully earned by MLBFS on the date payable by Customer, and no termination of the WCMA Line of Credit, howsoever caused, shall entitle Customer to any rebate or refund of any portion of such Line Fee; provided, however, that if Customer shall terminate the WCMA Line of Credit not later than 5 Business Days after the receipt by Customer of notice from MLBFS of a renewal of the WCMA Line of Credit, Customer shall be entitled to a refund of any Line Fee charged by MLBFS for the ensuing Renewal Year.

                         Article III. GENERAL PROVISIONS

3.1 REPRESENTATIONS AND WARRANTIES

Customer represents and warrants to MLBFS that:

(a) Organization and Existence. Customer is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) Execution, Delivery and Performance. The execution, delivery and performance by Customer of this Loan Agreement and such of the Additional Agreements to which it is a party: (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or govern Customer, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by Customer under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

(c) Notices and Approvals. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer of such of this Loan Agreement and the Additional Agreements to which it is a party.

(d) Enforceability. This Loan Agreement and such of the Additional Agreements to which Customer is a party are the legal, valid and binding obligations of Customer, enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) Collateral. Except for any Permitted Liens: (i) Customer has good and marketable title to the Collateral, (ii) none of the Collateral is subject to any lien, encumbrance or security interest, and (iii) upon the filing of all Uniform Commercial Code financing statements executed by Customer with respect to the Collateral in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect its liens and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

(f) Financial Statements. Except as expressly set forth in Customer's financial statements, all financial statements of Customer furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct in all material respects, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended (subject, in the case of interim unaudited financial statements, to normal year-end adjustments); and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation.

(g) Litigation. No litigation, arbitration, administrative or governmental proceedings are pending or, to the knowledge of Customer, threatened against Customer, which would, if adversely determined, materially and adversely affect the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or the continued operations of Customer.

(h) Tax Returns. All federal, state and local tax returns, reports and statements required to be filed by Customer have been filed with the appropriate governmental agencies and all taxes due and payable by Customer have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer, or the continued operations of Customer).

(i) Collateral Location. All of the tangible Collateral is located at a Location of Tangible Collateral.

(j) No Outside Broker. Except for employees of MLBFS, MLPF&S or one of their affiliates, Customer has not in connection with the transactions contemplated hereby directly or indirectly engaged or dealt with, and was not introduced or referred to MLBFS by, any broker or other loan arranger.

Each of the foregoing representations and warranties: (i) has been and will be relied upon as an inducement to MLBFS to provide the WCMA Line of Credit, and
(ii) is continuing and shall be deemed remade by Customer concurrently with each request for a WCMA Loan.

3.2 FINANCIAL AND OTHER INFORMATION

(a) Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(i) Annual Financial Statements. Within 120 days after the close of each fiscal year of Customer, a copy of the annual audited financial statements of Customer, including in reasonable detail, a balance sheet and statement of retained earnings as at the close of such fiscal year and statements of profit and loss and cash flow for such fiscal year by KPMG or other auditors acceptable to MLBFS;

(ii) Interim Financial Statements. Within 45 days after the close of each fiscal quarter of Customer, a copy of the interim financial statements of Customer for such fiscal quarter (including in reasonable detail both a balance sheet as of the close of such fiscal period, and statement of profit and loss for the applicable fiscal period); provided, at such time as the ongoing negotiations between The Writers Guild and the Alliance of Motion Picture and Television Producers, in California, should cease without resolution or a strike by the writers or actors should occur, and at any and all times thereafter, Customer will further provide MLBFS with a copy of its monthly internal financial statements certified as being true and correct by the chief financial office of Customer.

(iii) A/R Agings. Within 45 days after the close of each fiscal quarter of Customer, a copy of the Accounts Receivable Aging of Customer as of the end of such fiscal quarter;

(iv) SEC Reports. Customer shall furnish or cause to be furnished to MLBFS not later than 10 days after the date of filing with the Securities and Exchange Commission ("SEC"), a copy of each 10-K, 10-Q and other report required to be filed with the SEC during the term hereof by Customer;

(v) Reporting Requirements: Customer will be required to provide MLBFS with a copy of each of its annual certified financial statements and such other information as MLBFS may from time to time reasonably request; provided, at such time as the ongoing negotiations between The Writers Guild and the Alliance of Motion Picture and Television Producers, in California, should cease without resolution or a strike by the writers or actors should occur, and at any and all times thereafter, Customer will further provide MLBFS with a copy of its monthly internal financial statements certified as being true and correct by the chief executive officer of Customer; and

(vi) Other Information. Such other information as MLBFS may from time to time reasonably request relating to Customer or the Collateral.

(b) General Agreements With Respect to Financial Information. Customer agrees that except as otherwise specified herein or otherwise agreed to in writing by
MLBFS: (i) all annual financial statements required to be furnished by Customer to MLBFS hereunder will be prepared by either the current independent accountants for Customer or other independent accountants reasonably acceptable to MLBFS, and (ii) all other financial information required to be furnished by Customer to MLBFS hereunder will be certified as correct in all material respects by the party who has prepared such information, and, in the case of internally prepared information with respect to Customer, certified as correct by its chief financial officer.

3.3 OTHER COVENANTS

Customer further covenants and agrees during the term of this Loan Agreement that:

(a) Financial Records; Inspection. Customer will: (i) maintain at its principal place of business complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal) and operations.

(b) Taxes. Customer will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or the continued operations of Customer.

(c) Compliance With Laws and Agreements. Customer will not violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, or the financial condition or the continued operations of Customer.

(d) No Use of Merrill Lynch Name. Customer will not directly or indirectly publish, disclose or otherwise use in any advertising or promotional material, or press release or interview, the name, logo or any trademark of MLBFS, MLPF&S, Merrill Lynch and Co., Incorporated or any of their affiliates, except as required to comply with financial reporting requirements.

(e) Notification By Customer. Customer shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer; (iii) any information which indicates that any financial statements of Customer fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements; and (iv) any change in Customer's outside accountants. Each notification by Customer pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(f) Notice of Change. Customer shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business or residence of Customer.

(g) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) Customer shall not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Customer, or (B) a material adverse change in the financial condition or operations of Customer; (ii) Customer shall preserve its existence and good standing in the jurisdiction(s) of establishment and operation; and (iii) Customer shall not engage in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business.

(h) Leverage Ratio. The ratio of (i) Customer's total debt less any subordinated debt of Customer, to (ii) the sum of Customer's tangible net worth plus any subordinated debt of Customer shall not at any time exceed 1.6 to 1.0. For the purposes hereof, the term "tangible net worth" shall mean Customer's net worth as shown on Customer's regular financial statements prepared in a manner consistent with the terms hereof, but excluding an amount equal to: (i) any assets which are ordinarily classified as "intangible" in accordance with generally accepted accounting principles, and (ii) any amounts now or hereafter directly or indirectly owing to Customer by officers, shareholders or affiliates of Customer.

(i) Fixed Charge Coverage Ratio. Customer shall at all times during the term hereof main tain a fixed charge coverage ratio of no less than than 1.4 to 1.0. The term "Fixed Charge Coverage Ratio" shall mean the ratio of: (a) incom before interest (including payments in the nature of interest under capital leases), taxes, depreciation and amortization, (b) the sum of the aggregate principle and interest paid ot accrued, the aggregate rental under capital leases paid or accrued, any dividends and other distributions paid or payable to shareholders and taxes paid in cash; all as determined on a 12-month basis, as set forth in Customer's financial statement prepared in accordance with generally accepted accounting principles.

3.4 COLLATERAL

(a) Pledge of Collateral. To secure payment and performance of the Obligations, Customer hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS first liens and security interests in and upon all of the Collateral, subject only to Permitted Liens.

(b) Liens. Except upon the prior written consent of MLBFS, Customer shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to the specific Collateral as described herein.

(c) Performance of Obligations. Customer shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Loan Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Customer's said obligations.

(d) Sales and Collections. So long as no Event of Default shall have occurred and be continuing, Customer may in the ordinary course of its business: (i) sell any Inventory normally held by Customer for sale, (ii) use or consume any materials and supplies normally held by Customer for use or consumption, and
(iii) collect all of its Accounts. Customer shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

(e) Account Schedules. Upon the request of MLBFS, made now or at any reasonable time or times hereafter, Customer shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice or contract number and date of each invoice or contract. Customer shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Customer as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(f) Alterations and Maintenance. Except upon the prior written consent of MLBFS, Customer shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Customer shall at all times keep the tangible Collateral in good condition and repair, reasonable wear and tear excepted, and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to any Location of Tangible Collateral, except for any such obligations being contested by Customer in good faith by appropriate proceedings.

(g) Location. Except for movements required in the ordinary course of Customer's business, Customer shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Customer cause or permit any material tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

(h) Insurance. Customer shall insure all of the tangible Collateral under a policy or policies of physical damage insurance providing that losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable Endorsement and containing such other provisions as may be reasonably required by MLBFS. Customer shall further provide and maintain a policy or policies of comprehensive public liability insurance naming MLBFS as an additional party insured. Customer shall maintain such other insurance as may be required by law or is customarily maintained by companies in a similar business or otherwise reasonably required by MLBFS. All such insurance policies shall provide that MLBFS will receive not less than 10 days prior written notice of any cancellation, and shall otherwise be in form and amount and with an insurer or insurers reasonably acceptable to MLBFS. Customer shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(i) Event of Loss. Customer shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Customer or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such Collateral shall advise either Customer or MLBFS that it disclaims liability in respect of such Event of Loss, Customer shall, at Customer's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Customer shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or deposit into the WCMA Account an amount equal to the actual cash value of such Collateral as determined by either the insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS; it being further understood that any such deposit shall be accompanied by a like permanent reduction in the Maximum WCMA Line of Credit. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or line reduction, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Customer to either replace such Collateral or make a deposit into the WCMA Account and reduce the Maximum WCMA Line of Credit, as aforesaid.

(j) Notice of Certain Events. Customer shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving an aggregate amount of $100,000.00 or more of the Collateral within a 30 day period.

(k) Indemnification. Customer shall indemnify, defend and save MLBFS harmless from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, collection, possession, use or operation of any Collateral, or (ii) any failure by Customer to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, liabilities, etc. arising directly out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Loan Agreement as to all matters arising or accruing prior to such expiration or termination.

3.5 EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

(a) Exceeding the Maximum WCMA Line of Credit. If the WCMA Loan Balance shall at any time exceed the Maximum WCMA Line of Credit and Customer shall fail to deposit sufficient funds into the WCMA Account to reduce the WCMA Loan Balance below the Maximum WCMA Line of Credit within five (5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(b) Other Failure to Pay. Customer shall fail to pay to MLBFS or deposit into the WCMA Account when due any other amount owing or required to be paid or deposited by Customer under this Loan Agreement, or shall fail to pay when due any other Obligations, and any such failure shall continue for more than five
(5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(c) Failure to Perform. Customer shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement or any of the Additional Agreements (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(d) Breach of Warranty. Any representation or warranty made by Customer contained in this Loan Agreement or any of the Additional Agreements shall at any time prove to have been incorrect in any material respect when made.

(e) Default Under Other Agreement. A default or Event of Default by Customer or any other party providing collateral for the Obligations shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(f) Bankruptcy Event. Any Bankruptcy Event shall occur.

(g) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of full payment or performance by Customer of its liabilities or obligations under this Loan Agreement or any of the Additional Agreements to which Customer is a party has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

(h) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Customer to another creditor under any indenture, agreement, undertaking, or otherwise.

(i) Seizure or Abuse of Collateral. The Collateral, or any material part thereof, shall be or become subject to any material abuse or misuse, or any levy, attachment, seizure or confiscation which is not released within ten (10) Business Days.

3.6 REMEDIES

(a) Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) Termination. MLBFS may without notice terminate the WCMA Line of Credit and all obligations to provide the WCMA Line of Credit or otherwise extend any credit to or for the benefit of Customer (it being understood, however, that upon the occurrence of any Bankruptcy Event the WCMA Line of Credit and all such obligations shall automatically terminate without any action on the part of MLBFS); and upon any such termination MLBFS shall be relieved of all such obligations.

(ii) Acceleration. MLBFS may declare the principal of and interest on the WCMA Loan Balance, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all such principal, interest and other Obligations shall automatically become due and payable without any action on the part of MLBFS.

(iii) Exercise Other Rights. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Loan Agreement and the Additional Agreements.

(iv) Possession. MLBFS may require Customer to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Customer, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Customer.

(v) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper. MLBFS may purchase any Collateral at any such public sale. The net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Customer or whoever else may be entitled thereto, and with Customer remaining liable for any amount remaining unpaid after such application.

(vi) Delivery of Cash, Checks, Etc. MLBFS may require Customer to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Customer at any time in full or partial payment of any Collateral, and require that Customer not commingle any such items which may be so received by Customer with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vii) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(viii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Customer's name on any item of payment on or proceeds of the Collateral.

(b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, financial assets, investment property, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S. Customer hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional Collateral.

(c) Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, Customer hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Loan Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Customer included in the Collateral.

(d) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

(e) Notices. To the fullest extent permitted by applicable law, Customer hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Customer waives all rights of redemption or reinstatement from any such sale. Any notices required under applicable law shall be reasonably and properly given to Customer if given by any of the methods provided herein at least 5 Business Days prior to taking action. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Customer further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

3.7 MISCELLANEOUS

(a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement or any of the Additional Agreements shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Loan Agreement or any of the Additional Agreements, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement or any of the Additional Agreements and any consent to any departure by Customer from the terms of this Loan Agreement or any of the Additional Agreements shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) Disclosure. Customer hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer. In connection with said authorization, the parties recognize that in order to provide a WCMA Line of Credit certain information about Customer is required to be made available on a computer network accessible by certain affiliates of MLBFS, including MLPF&S.

(c) Communications. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(d) Fees, Expenses and Taxes. Customer shall pay or reimburse MLBFS for all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the collection of any sum payable hereunder or under any of the Additional Agreements not paid when due, the enforcement of this Loan Agreement or any of the Additional Agreements and the protection of MLBFS' rights hereunder or thereunder, excluding, however, salaries and normal overhead attributable to MLBFS' employees. Customer hereby authorizes MLBFS, at its option, to either cause any and all such fees, expenses and taxes to be paid with a WCMA Loan, or invoice Customer therefor (in which event Customer shall pay all such fees, expenses and taxes within 5 Business Days after receipt of such invoice). The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) Right to Perform Obligations. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained in this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Customer (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the Interest Rate during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations. The payment or performance by MLBFS of any of Customer's obligations hereunder shall not relieve Customer of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(f) Further Assurances. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Loan Agreement or any of the Additional Agreements, or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to: (i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(g) Binding Effect. This Loan Agreement and the Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement or any of the Additional Agreements without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement or the Additional Agreements.

(h) Headings. Captions and section and paragraph headings in this Loan Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(i) Governing Law. This Loan Agreement, and, unless otherwise expressly provided therein, each of the Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

(j) Severability of Provisions. Whenever possible, each provision of this Loan Agreement and the Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement or any of the Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement and the Additional Agreements or affecting the validity or enforceability of such provision in any other jurisdiction.

(k) Term. This Loan Agreement shall become effective on the date accepted by MLBFS at its office in Chicago, Illinois, and, subject to the terms hereof, shall continue in effect so long thereafter as the WCMA Line of Credit shall be in effect or there shall be any Obligations outstanding.

(l)  Counterparts.   This  Loan  Agreement  may  be  executed  in  one  or  more counterparts which, when taken together, constitute one and the same agreement.

(m) Jurisdiction; Waiver. Customer acknowledges that this Loan Agreement is being accepted by MLBFS in partial consideration of MLBFS' right and option, in its sole discretion, to enforce this Loan Agreement (including the WCMA Note set forth herein) and the Additional Agreements in either the State of Illinois or in any other jurisdiction where Customer or any collateral for the Obligations may be located. Customer irrevocably submits itself to jurisdiction in the State of Illinois and venue in any State or Federal Court in the County of Cook for such purposes, and Customer waives any and all rights to contest said jurisdiction and venue and the convenience of any such forum, and any and all rights to remove such action from state to federal court. Customer further waives any rights to commence any action against MLBFS in any jurisdiction except in the County of Cook and State of Illinois. MLBFS and Customer hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought BY either of the parties against the other party with respect to any matter relating to, arising out of or in any way connected with the WCMA Line of Credit, this Loan Agreement, any Additional Agreements and/or any of the transactions which are the subject matter of this Loan Agreement. Customer further waives the right to bring any non-compulsory counterclaims.

(n) Integration. This Loan Agreement, together with the Additional Agreements, constitutes the entire understanding and represents the full and final agreement between the parties with respect to the subject matter hereof, and may not be contradicted by evidence of prior written agreements or prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements of the parties. Without limiting the foregoing, Customer acknowledges that except as otherwise expressly provided herein: (i) no promise or commitment has been made to it by MLBFS, MLPF&S or any of their respective employees, agents or representatives to extend the availability of the WCMA Line of Credit or the maturity date, or to increase the Maximum WCMA Line of Credit, or otherwise extend any other credit to Customer or any other party; (ii) no purported extension of the maturity date, increase in the Maximum WCMA Line of Credit or other extension or agreement to extend credit shall be valid or binding unless expressly set forth in a written instrument signed by MLBFS; and
(iii) this Loan Agreement supersedes and replaces any and all proposals, letters of intent and approval and commitment letters from MLBFS to Customer, none of which shall be considered an Additional Agreement. No amendment or modification of this Agreement or any of the Additional Agreements to which Customer is a party shall be effective unless in a writing signed by both MLBFS and Customer.

(o) California Financial Code. This Loan Agreement and the Additional Agreements are made pursuant to Article 4 of Chapter 3 of Division 9 of the California Financial Code (commencing with Section 22000.)

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

LASER-PACIFIC MEDIA CORPORATION


By:               /s/ Robert McClain                 /s/ Howard Fader
                  Signature (1)                      Signature (2)

                  Robert McClain                     Howard Fader
                  Printed Name                       Printed Name

                  CFO                                Controller
                  Title                              Title


Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.


By:___________________________________________________________

                                    EXHIBIT A

ATTACHED  TO AND  HEREBY  MADE A PART OF WCMA LOAN AND  SECURITY  AGREEMENT  NO.
210-07G41   BETWEEN   MERRILL  LYNCH  BUSINESS   FINANCIAL   SERVICES  INC.  AND
LASER-PACIFIC MEDIA CORPORATION
===============================================================================


Additional Locations of Tangible Collateral:

         823 Seward
         Los Angeles, California, 90038-3601
         (owned by customer)

         861 Seward
         Los Angeles, California, 90038-3601

         540 Hollywood Way
         Burbank, California, 91505-3405
         (lease will be terminated - will be moving out June 2001)

                                          Private Client Group

                                          Merrill Lynch Business
                                          Financial Services Inc.
                                          222 North LaSalle Street
                                          17th Floor
                                          Chicago, Illinois 60601
                                          (312) 499-3073
                                          FAX: (312) 269-1378

                                          May 31, 2001

Laser-Pacific Media Corporation
809 N. Cahuenga Blvd
Los Angeles, CA 90038

                  Re: Amendment to Loan Documents

Ladies & Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and Laser-Pacific Media Corporation ("Customer") with respect to: (i) that certain TERM LOAN AND SECURITY AGREEMENT No. 0012340301 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date" (as defined below), the Loan Documents are hereby amended as follows:

(a) The ratio of (i) Customer's total debt less any subordinated debt of Customer, to (ii) the sum of Customer's tangible net worth plus any subordinated debt of Customer shall not at any time exceed 1.6 to 1.0. For the purposes hereof, the term "tangible net worth" shall mean Customer's net worth as shown on Customer's regular financial statements prepared in a manner consistent with the terms hereof, but excluding an amount equal to: (i) any assets which are ordinarily classified as "intangible" in accordance with generally accepted accounting principles, and (ii) any amounts now or hereafter directly or indirectly owing to Customer by officers, shareholders or affiliates of Customer.

(b) Customer shall at all times during the term hereof main tain a fixed charge coverage ratio of no less than than 1.4 to 1.0. The term "Fixed Charge Coverage Ratio" shall mean the ratio of: (a) incom before interest (including payments in the nature of interest under capital leases), taxes, depreciation and amortization, (b) the sum of the aggregate principle and interest paid of accrued, the aggregate rental under capital leases paid or accrued, any dividends and other distributions paid or payable to shareholders and taxes paid in cash; all as determined on a 12-month basis, as set forth in Customer's financial statement prepared in accordance with generally accepted accounting principles.

(c) In addition to existing requirements, Customer shall provide to MLBFS:

Within 120 days after the close of each fiscal year of Customer, a copy of the annual audited financial statements of Customer, including in reasonable detail, a balance sheet and statement of retained earnings as at the close of such fiscal year and statements of profit and loss and cash flow for such fiscal year by KPMG or other auditors acceptable to MLBFS;

Within 45 days after the close of each fiscal quarter of Customer, a copy of the interim financial statements of Customer for such fiscal quarter (including in reasonable detail both a balance sheet as of the close of such fiscal period, and statement of profit and loss for the applicable fiscal period); provided, at such time as the ongoing negotiations between The Writers Guild and the Alliance of Motion Picture and Television Producers, in California, should cease without resolution or a strike by the writers or actors should occur, and at any and all times thereafter, Customer will further provide MLBFS with a copy of its monthly internal financial statements certified as being true and correct by the chief financial office of Customer;

Within 45 days after the close of each fiscal quarter of Customer, a copy of the Accounts Receivable Aging of Customer as of the end of such fiscal quarter;

Customer shall furnish or cause to be furnished to MLBFS not later than 10 days after the date of filing with the Securities and Exchange Commission ("SEC"), a copy of each 10-K, 10-Q and other report required to be filed with the SEC during the term hereof by Customer; and

Customer will be required to provide MLBFS with a copy of each of its annual certified financial statements and such other information as MLBFS may from time to time reasonably request; provided, at such time as the ongoing negotiations between The Writers Guild and the Alliance of Motion Picture and Television Producers, in California, should cease without resolution or a strike by the writers or actors should occur, and at any and all times thereafter, Customer will further provide MLBFS with a copy of its monthly internal financial statements certified as being true and correct by the chief financial office of Customer.

(d) The term "Location of Collateral" shall include:

         823 Seward
         Los Angeles, California, 90038-3601
         (owned by customer)

         861 Seward
         Los Angeles, California, 90038-3601

         540 Hollywood Way
         Burbank, California, 91505-3405
         (lease will be terminated - will be moving out June 2001)


Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

Customer acknowledges, warrants and agrees, as a primary inducement to MLBFS to enter into this Agreement, that: (a) no Default or Event of Default has occurred and is continuing under the Loan Documents; (b) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (c) Customer does not have any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter whatsoever; and (d) Customer does not have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

Provided that no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall then have occurred and be continuing under the terms of the Loan Documents, the amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: (a) Customer shall have executed and returned the duplicate copy of this Letter Agreement enclosed herewith; and (b) an officer of MLBFS shall have reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof.

Notwithstanding the foregoing, if Customer does not execute and return the duplicate copy of this Letter Agreement within 30 days from the date hereof, or if for any other reason (other than the sole fault of MLBFS) the Effective Date shall not occur within said 30-day period, then all of said amendments and agreements will, at the sole option of MLBFS, be void.

Very truly yours,

Merrill Lynch Business Financial Services Inc.


By: __________________________________________________________
         Christie L. Foster
         Documentation Manager

Accepted:

Laser-Pacific Media Corporation


By: /s/ Robert McClain________________________________________

Printed Name: Robert McClain__________________________________

Title: CFO____________________________________________________

==============================================================================